Unearned Revenue/ Accrued Revenue	6 Months Ended
Jun. 30, 2016
Notes To Consolidated Financial Statements
Unearned Revenue/Accrued Revenue

19. Unearned Revenue /Accrued Revenue

Unearned Revenue represents cash received in advance of it being earned, whereas Accrued Revenue represents revenue earned prior to cash being received. Revenue is recognized as earned on a straight-line basis at their average rates where charter agreements provide for varying annual charter rates over their term. Total Unearned Revenue /Accrued Revenue during the periods presented are as follows:

	December 31,	June 30,
	2015	2016
Unearned Revenue
Cash received in advance of service provided – Current liability	$1,956	$1,436
Total Unearned Revenue	$1,956	$1,436

Accrued Revenue
Resulting from revenue earned prior to cash being received – Current asset	$87	$417
Resulting from varying charter rates –Non Current asset	918	1,008
Total Accrued Revenue	$1,005	$1,425